Inventories	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Inventories

10. INVENTORIES
Inventories consist of:

	December 31, 2018	December 31, 2017
Concentrate inventory	$19,286	$11,582
Stockpile ore (1)	3,945	16,209
Heap leach inventory and in process (2)	113,199	108,509
Doré and finished inventory (3)	30,736	35,054
Materials and supplies	47,299	47,361
	$214,465	$218,715

(1)	Includes an impairment charge of $11.2 million to reduce the cost basis of inventory to NRV at Manantial Espejo and Dolores mines (December 31, 2017 – $10.0 million at Manantial Espejo mine).

(2)
Includes an impairment charge of $28.9 million to reduce the cost basis of inventory to NRV at Manantial Espejo and Dolores mines (December 31, 2017 - $10.3 million at Manantial Espejo and Dolores mines).

(3)
Includes an impairment charge of $7.5 million to reduce the cost basis of inventory to NRV at Manantial Espejo and Dolores mines at December 31, 2018. (December 31, 2017 - $2.9 million at Manantial Espejo mine).

The costs of inventories recognized as expense for the year ended December 31, 2018 amounted to $683.6 million (2017 – $648.1 million), of which $515.6 million (2017 – $500.7 million) and $147.3 million (2017 – $122.9 million) was included in production costs and depreciation and depletion in the Consolidated Income Statements, respectively.
During the year ended December 31, 2018 a $24.3 million (2017 - $12.3 million NRV loss) NRV loss was recognized, primarily driven by decreased metal prices, and included in production costs (Note 21). Inventories held at NRV amounted to $143.6 million (2017 - $125.5 million).
A portion of the Stockpile ore amounting to $2.5 million (2017 - $9.5 million) and a portion of the heap leach inventory amounting to $75.3 million (2017 - $74.3 million) are expected to be recovered or settled after more than twelve months.